July 28, 2025                                            Exhibit 99.1

Park National Corporation reports financial results
for second quarter and first half of 2025

NEWARK, Ohio ‒ Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the second quarter and first half of 2025. Park's board of directors declared a quarterly cash dividend of $1.07 per common share, payable on September 10, 2025, to common shareholders of record as of August 15, 2025.

“Our quarterly and mid-year performance reflects our organization’s soundness and our bankers’ unwavering dedication,” said Park Chairman and CEO David Trautman. “Their commitment to serving our customers and communities with integrity and care continues to set us apart. We remain focused on navigating change, serving our customers and delivering long-term value for our shareholders."

Park’s net income for the second quarter of 2025 was $48.1 million, a 22.2 percent increase from $39.4 million for the second quarter of 2024. Second quarter of 2025 net income per diluted common share was $2.97, compared to $2.42 for the second quarter of 2024. Park's net income for the first half of 2025 was $90.3 million, a 21.1 percent increase from $74.6 million for the first half of 2024. Net income per diluted common share for the first half of 2025 was $5.56, compared to $4.60 for the first half of 2024.

Park's total loans increased 1.9 percent (3.8 percent annualized) during the first half of 2025 and increased 3.9 percent for the 12-month period ended June 30, 2025.

Park's reported period end deposits increased 1.2 percent (2.3 percent annualized) during the first half of 2025, with an increase of 2.8 percent (5.7 percent annualized), including deposits that Park moved off balance sheet as of June 30, 2025. Park's reported period end deposits decreased 0.9 percent for the 12-month period ended June 30, 2025, with an increase of 2.2 percent, including deposits that Park moved off balance sheet as of June 30, 2025. The combination of solid loan growth and steady deposits continue to contribute to Park's success in the first half of 2025.

“Through the first half of 2025, we delivered a 21 percent increase in earnings per share compared to the same period last year – driven by disciplined expense control, continued margin expansion and a clear focus on execution,” said Park President Matthew Miller. “I’ve had the privilege of seeing firsthand how our bankers show up every day; their service mindset is a key driver for our steady financial performance.”

Headquartered in Newark, Ohio, Park National Corporation has $9.9 billion in total assets (as of June 30, 2025). Park's banking operations are conducted through its subsidiary, The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company), Park Investments, Inc. and SE Property Holdings, LLC.

Complete financial tables are listed below.

Category: Earnings
Media contact: Michelle Hamilton, 740.349.6014, media@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, investor@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as updated by our filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ include, without limitation: (1) the ability to execute our business plan successfully and manage strategic initiatives; (2) the impact of current and future economic and financial market conditions, including unemployment rates, inflation, interest rates, supply-demand imbalances, and geopolitical matters; (3) factors impacting the performance of our loan portfolio, including real estate values, financial health of borrowers, and loan concentrations; (4) the effects of monetary and fiscal policies, including interest rates, money supply, and inflation; (5) changes in federal, state, or local tax laws; (6) the impact of changes in governmental policy and regulatory requirements on our operations; (7) changes in consumer spending, borrowing, and saving habits; (8) changes in the performance and creditworthiness of customers, suppliers, and counterparties; (9) increased credit risk and higher credit losses due to loan concentrations; (10) volatility in mortgage banking income due to interest rates and demand; (11) adequacy of our internal controls and risk management programs; (12) competitive pressures among financial services organizations; (13) uncertainty regarding changes in banking regulations and other regulatory requirements; (14) our ability to meet heightened supervisory requirements and expectations; (15) the impact of changes in accounting policies and practices on our financial condition; (16) the reliability and accuracy of assumptions and estimates used in applying critical accounting estimates; (17) the potential for higher future credit losses due to changes in economic assumptions; (18) the ability to anticipate and respond to technological changes and our reliance on third-party vendors; (19) operational issues related to and capital spending necessitated by the implementation of information technology systems on which we are highly dependent; (20) the ability to secure confidential information and deliver products and services through computer systems and telecommunications networks; (21) the impact of security breaches or failures in operational systems; (22) the impact of geopolitical instability and trade policies on our operations including the imposition of tariffs and retaliatory tariffs; (23) the impact of changes in credit ratings of government debt and financial stability of sovereign governments; (24) the effect of stock market price fluctuations on our asset and wealth management businesses; (25) litigation and regulatory compliance exposure; (26) availability of earnings and excess capital for dividend declarations; (27) the impact of fraud, scams, and schemes on our business; (28) the impact of natural disasters, pandemics, and other emergencies on our operations; (29) potential deterioration of the economy due to financial, political, or other shocks; (30) impact of healthcare laws and potential changes on our costs and operations; (31) the ability to grow deposits and maintain adequate deposit levels, including by mitigating the effect of unexpected deposit outflows on our financial condition; and (32) other risk factors related to the banking industry.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended June 30, 2025, March 31, 2025 and June 30, 2024

	2025	2025	2024	Percent change 2Q '25 vs.
(in thousands, except common share and per common share data and ratios)	2nd QTR	1st QTR	2nd QTR	1Q '25	2Q '24
INCOME STATEMENT:
Net interest income	$108,991	$104,377	$97,837	4.4%	11.4%
Provision for credit losses	2,853	756	3,113	277.4%	(8.4)%
Other income	32,186	25,746	28,794	25.0%	11.8%
Other expense	78,977	78,164	75,189	1.0%	5.0%
Income before income taxes	$59,347	$51,203	$48,329	15.9%	22.8%
Income taxes	11,228	9,046	8,960	24.1%	25.3%
Net income	$48,119	$42,157	$39,369	14.1%	22.2%

MARKET DATA:
Earnings per common share - basic (a)	$2.98	$2.61	$2.44	14.2%	22.1%
Earnings per common share - diluted (a)	2.97	2.60	2.42	14.2%	22.7%
Quarterly cash dividend declared per common share	1.07	1.07	1.06	—%	0.9%
Book value per common share at period end	80.55	79.00	73.27	2.0%	9.9%
Market price per common share at period end	167.26	151.40	142.34	10.5%	17.5%
Market capitalization at period end	2,688,093	2,451,370	2,298,723	9.7%	16.9%

Weighted average common shares - basic (b)	16,129,951	16,159,342	16,149,523	(0.2)%	(0.1)%
Weighted average common shares - diluted (b)	16,215,565	16,238,701	16,239,617	(0.1)%	(0.1)%
Common shares outstanding at period end	16,071,347	16,191,347	16,149,523	(0.7)%	(0.5)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.92%	1.70%	1.61%	12.9%	19.3%
Return on average shareholders' equity (a)(b)	14.96%	13.46%	13.52%	11.1%	10.7%
Yield on loans	6.37%	6.26%	6.13%	1.8%	3.9%
Yield on investment securities	3.21%	3.25%	3.83%	(1.2)%	(16.2)%
Yield on money market instruments	4.34%	4.46%	5.33%	(2.7)%	(18.6)%
Yield on interest earning assets	5.95%	5.85%	5.78%	1.7%	2.9%
Cost of interest bearing deposits	1.73%	1.76%	1.99%	(1.7)%	(13.1)%
Cost of borrowings	3.92%	3.94%	4.08%	(0.5)%	(3.9)%
Cost of paying interest bearing liabilities	1.83%	1.86%	2.10%	(1.6)%	(12.9)%
Net interest margin (g)	4.75%	4.62%	4.39%	2.8%	8.2%
Efficiency ratio (g)	55.68%	59.79%	59.09%	(6.9)%	(5.8)%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Tangible book value per common share (d)	$70.44	$68.94	$63.14	2.2%	11.6%
Average interest earning assets	9,252,016	9,210,385	9,016,905	0.5%	2.6%
Pre-tax, pre-provision net income (j)	62,200	51,959	51,442	19.7%	20.9%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended June 30, 2025, March 31, 2025 and June 30, 2024

				Percent change 2Q '25 vs.
(in thousands, except ratios)	June 30, 2025	March 31, 2025	June 30, 2024	1Q '25	2Q '24
BALANCE SHEET:
Investment securities	$1,062,526	$1,042,163	$1,264,858	2.0%	(16.0)%
Loans	7,963,221	7,883,735	7,664,377	1.0%	3.9%
Allowance for credit losses	89,785	88,130	86,575	1.9%	3.7%
Goodwill and other intangible assets	162,485	162,758	163,607	(0.2)%	(0.7)%
Other real estate owned (OREO)	638	119	1,210	436.1%	(47.3)%
Total assets	9,949,578	9,886,612	9,919,783	0.6%	0.3%
Total deposits	8,237,766	8,201,695	8,312,505	0.4%	(0.9)%
Borrowings	285,582	270,757	283,874	5.5%	0.6%
Total shareholders' equity	1,294,480	1,279,042	1,183,257	1.2%	9.4%
Tangible equity (d)	1,131,995	1,116,284	1,019,650	1.4%	11.0%
Total nonperforming loans	65,507	63,148	72,745	3.7%	(9.9)%
Total nonperforming assets	66,145	63,267	73,955	4.5%	(10.6)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	80.04%	79.74%	77.26%	0.4%	3.6%
Total nonperforming loans as a % of period end loans	0.82%	0.80%	0.95%	2.5%	(13.7)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	0.83%	0.80%	0.96%	3.8%	(13.5)%
Allowance for credit losses as a % of period end loans	1.13%	1.12%	1.13%	0.9%	—%
Net loan charge-offs	$1,198	$592	$1,622	102.4%	(26.1)%
Annualized net loan charge-offs as a % of average loans (b)	0.06%	0.03%	0.09%	100.0%	(33.3)%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	13.01%	12.94%	11.93%	0.5%	9.1%
Tangible equity (d) / Tangible assets (f)	11.57%	11.48%	10.45%	0.8%	10.7%
Average shareholders' equity / Average assets (b)	12.80%	12.64%	11.94%	1.3%	7.2%
Average shareholders' equity / Average loans (b)	16.28%	16.22%	15.44%	0.4%	5.4%
Average loans / Average deposits (b)	94.37%	93.56%	92.53%	0.9%	2.0%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Sis months ended June 30, 2025 and June 30, 2024

	2025	2024
(in thousands, except common share and per common share data and ratios)	Six months ended June 30	Six months ended June 30	Percent change '25 vs '24
INCOME STATEMENT:
Net interest income	$213,368	$193,460	10.3%
Provision for credit losses	3,609	5,293	(31.8)%
Other income	57,932	54,994	5.3%
Other expense	157,141	152,417	3.1%
Income before income taxes	$110,550	$90,744	21.8%
Income taxes	20,274	16,171	25.4%
Net income	$90,276	$74,573	21.1%

MARKET DATA:
Earnings per common share - basic (a)	$5.59	$4.62	21.0%
Earnings per common share - diluted (a)	5.56	4.60	20.9%
Quarterly cash dividend declared per common share	2.14	2.12	0.9%

Weighted average common shares - basic (b)	16,144,647	16,133,183	0.1%
Weighted average common shares - diluted (b)	16,227,150	16,215,342	0.1%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.81%	1.52%	19.1%
Return on average shareholders' equity (a)(b)	14.22%	12.88%	10.4%
Yield on loans	6.32%	6.06%	4.3%
Yield on investment securities	3.23%	3.87%	(16.5)%
Yield on money market instruments	4.40%	5.42%	(18.8)%
Yield on interest earning assets	5.90%	5.72%	3.1%
Cost of interest bearing deposits	1.75%	1.97%	(11.2)%
Cost of borrowings	3.93%	4.17%	(5.8)%
Cost of paying interest bearing liabilities	1.84%	2.09%	(12.0)%
Net interest margin (g)	4.69%	4.33%	8.3%
Efficiency ratio (g)	57.65%	61.05%	(5.6)%

ASSET QUALITY RATIOS:
Net loan charge-offs	$1,790	$2,463	(27.3)%
Annualized net loan charge-offs as a % of average loans (b)	0.05%	0.07%	(28.6)%

CAPITAL & LIQUIDITY:
Average shareholders' equity / Average assets (b)	12.72%	11.84%	7.4%
Average shareholders' equity / Average loans (b)	16.25%	15.46%	5.1%
Average loans / Average deposits (b)	93.96%	91.82%	2.3%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Average interest earning assets	9,231,316	9,032,554	2.2%
Pre-tax, pre-provision net income (j)	114,159	96,037	18.9%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	June 30		June 30
(in thousands, except share and per share data)	2025	2024	2025	2024

Interest income:
Interest and fees on loans	$125,543	$115,318	$246,191	$226,529
Interest on debt securities:
Taxable	6,693	10,950	13,823	22,849
Tax-exempt	1,503	1,382	2,772	2,792
Other interest income	2,757	1,254	5,910	3,374
Total interest income	136,496	128,904	268,696	255,544

Interest expense:
Interest on deposits:
Demand and savings deposits	19,055	20,370	37,491	40,225
Time deposits	5,821	7,525	12,591	14,863
Interest on borrowings	2,629	3,172	5,246	6,996
Total interest expense	27,505	31,067	55,328	62,084

Net interest income	108,991	97,837	213,368	193,460

Provision for credit losses	2,853	3,113	3,609	5,293

Net interest income after provision for credit losses	106,138	94,724	209,759	188,167

Other income	32,186	28,794	57,932	54,994

Other expense	78,977	75,189	157,141	152,417

Income before income taxes	59,347	48,329	110,550	90,744

Income taxes	11,228	8,960	20,274	16,171

Net income	$48,119	$39,369	$90,276	$74,573

Per common share:
Net income - basic	$2.98	$2.44	$5.59	$4.62
Net income - diluted	$2.97	$2.42	$5.56	$4.60

Weighted average common shares - basic	16,129,951	16,149,523	16,144,647	16,133,183
Weighted average common shares - diluted	16,215,565	16,239,617	16,227,150	16,215,342

Cash dividends declared:
Quarterly dividend	$1.07	$1.06	$2.14	$2.12

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	June 30, 2025	December 31, 2024

Assets

Cash and due from banks	$147,917	$122,363
Money market instruments	45,202	38,203
Investment securities	1,062,526	1,100,861
Loans	7,963,221	7,817,128
Allowance for credit losses	(89,785)	(87,966)
Loans, net	7,873,436	7,729,162
Bank premises and equipment, net	64,205	69,522
Goodwill and other intangible assets	162,485	163,032
Other real estate owned	638	938
Other assets	593,169	581,269
Total assets	$9,949,578	$9,805,350

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,620,106	$2,612,708
Interest bearing	5,617,660	5,530,818
Total deposits	8,237,766	8,143,526
Borrowings	285,582	280,083
Other liabilities	131,750	137,893
Total liabilities	$8,655,098	$8,561,502

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at June 30, 2025 or December 31, 2024)	$—	$—
Common shares (No par value; 40,000,000 shares authorized at June 30, 2025 and 20,000,000 at December 31, 2024; 17,623,104 shares issued at June 30, 2025 and December 31, 2024)	461,266	463,706
Accumulated other comprehensive loss, net of taxes	(31,507)	(46,175)
Retained earnings	1,032,793	977,599
Treasury shares (1,551,757 shares at June 30, 2025 and 1,464,122 shares at December 31, 2024)	(168,072)	(151,282)
Total shareholders' equity	$1,294,480	$1,243,848
Total liabilities and shareholders' equity	$9,949,578	$9,805,350

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Six Months Ended
	June 30		June 30
(in thousands)	2025	2024	2025	2024

Assets

Cash and due from banks	$114,619	$124,906	$120,889	$134,310
Money market instruments	254,697	94,658	270,767	125,084
Investment securities	1,061,693	1,285,086	1,065,635	1,326,807
Loans	7,922,263	7,587,127	7,877,994	7,534,889
Allowance for credit losses	(88,773)	(85,397)	(88,799)	(84,732)
Loans, net	7,833,490	7,501,730	7,789,195	7,450,157
Bank premises and equipment, net	65,800	73,340	67,387	74,130
Goodwill and other intangible assets	162,664	163,816	162,800	163,977
Other real estate owned	40	1,389	477	1,239
Other assets	585,458	566,401	584,975	561,648
Total assets	$10,078,461	$9,811,326	$10,062,125	$9,837,352

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,626,232	$2,572,947	$2,602,666	$2,570,989
Interest bearing	5,768,900	5,626,577	5,781,338	5,635,332
Total deposits	8,395,132	8,199,524	8,384,004	8,206,321
Borrowings	269,088	312,963	269,170	337,333
Other liabilities	124,200	127,492	128,746	128,933
Total liabilities	$8,788,420	$8,639,979	$8,781,920	$8,672,587

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	460,238	459,546	462,132	461,532
Accumulated other comprehensive loss, net of taxes	(34,291)	(73,705)	(37,101)	(70,524)
Retained earnings	1,022,323	937,765	1,009,930	927,705
Treasury shares	(158,229)	(152,259)	(154,756)	(153,948)
Total shareholders' equity	$1,290,041	$1,171,347	$1,280,205	$1,164,765
Total liabilities and shareholders' equity	$10,078,461	$9,811,326	$10,062,125	$9,837,352

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2025	2025	2024	2024	2024
(in thousands, except per share data)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Interest income:
Interest and fees on loans	$125,543	$120,648	$120,870	$120,203	$115,318
Interest on debt securities:
Taxable	6,693	7,130	8,641	10,228	10,950
Tax-exempt	1,503	1,269	1,351	1,381	1,382
Other interest income	2,757	3,153	2,751	1,996	1,254
Total interest income	136,496	132,200	133,613	133,808	128,904

Interest expense:
Interest on deposits:
Demand and savings deposits	19,055	18,436	19,802	22,762	20,370
Time deposits	5,821	6,770	7,658	7,073	7,525
Interest on borrowings	2,629	2,617	2,708	2,859	3,172
Total interest expense	27,505	27,823	30,168	32,694	31,067

Net interest income	108,991	104,377	103,445	101,114	97,837

Provision for credit losses	2,853	756	3,935	5,315	3,113

Net interest income after provision for credit losses	106,138	103,621	99,510	95,799	94,724

Other income	32,186	25,746	31,064	36,530	28,794

Other expense	78,977	78,164	83,241	85,681	75,189

Income before income taxes	59,347	51,203	47,333	46,648	48,329

Income taxes	11,228	9,046	8,703	8,431	8,960

Net income	$48,119	$42,157	$38,630	$38,217	$39,369

Per common share:
Net income - basic	$2.98	$2.61	$2.39	$2.37	$2.44
Net income - diluted	$2.97	$2.60	$2.37	$2.35	$2.42

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2025	2025	2024	2024	2024
(in thousands)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Other income:
Income from fiduciary activities	$11,622	$10,994	$11,122	$10,615	$10,728
Service charges on deposit accounts	2,514	2,407	2,319	2,362	2,214
Other service income	3,731	2,936	3,277	3,036	2,906
Debit card fee income	6,607	6,089	6,511	6,539	6,580
Bank owned life insurance income	1,762	1,512	1,519	2,057	1,565
ATM fees	367	335	415	471	458
Pension settlement gain	—	—	365	5,783	—
Gain (loss) on the sale of OREO, net	27	(229)	(74)	2	(7)
Loss on sale of debt securities, net	—	—	(128)	—	—
Gain (loss) on equity securities, net	2,480	(862)	1,852	1,557	358
Other components of net periodic benefit income	2,344	2,344	2,651	2,204	2,204
Miscellaneous	732	220	1,235	1,904	1,788
Total other income	$32,186	$25,746	$31,064	$36,530	$28,794

Other expense:
Salaries	$38,560	$36,216	$37,254	$38,370	$35,954
Employee benefits	9,108	10,516	10,129	10,162	9,873
Occupancy expense	3,269	3,519	2,929	3,731	2,975
Furniture and equipment expense	2,234	2,301	2,375	2,571	2,454
Data processing fees	11,021	10,529	10,450	11,764	9,542
Professional fees and services	7,395	7,307	10,465	7,842	6,022
Marketing	1,295	1,528	1,949	1,464	1,164
Insurance	1,667	1,686	1,600	1,640	1,777
Communication	941	1,202	1,104	955	1,002
State tax expense	1,350	1,186	1,145	1,116	1,129
Amortization of intangible assets	273	274	288	287	320
Foundation contributions	—	—	—	2,000	—
Miscellaneous	1,864	1,900	3,553	3,779	2,977
Total other expense	$78,977	$78,164	$83,241	$85,681	$75,189

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

			Year ended December 31,
(in thousands, except ratios)	June 30, 2025	March 31, 2025	2024	2023	2022	2021	2020

Allowance for credit losses:
Allowance for credit losses, beginning of period	$88,130	$87,966	$83,745	$85,379	$83,197	$85,675	$56,679
Cumulative change in accounting principle; adoption of ASU 2022-02 in 2023 and ASU 2016-13 in 2021			—	383	—	6,090	—
Charge-offs	3,959	3,605	18,334	10,863	9,133	5,093	10,304
Recoveries	2,761	3,013	8,012	5,942	6,758	8,441	27,246
Net charge-offs (recoveries)	1,198	592	10,322	4,921	2,375	(3,348)	(16,942)
Provision for (recovery of) credit losses	2,853	756	14,543	2,904	4,557	(11,916)	12,054
Allowance for credit losses, end of period	$89,785	$88,130	$87,966	$83,745	$85,379	$83,197	$85,675

General reserve trends:
Allowance for credit losses, end of period	$89,785	$88,130	$87,966	$83,745	$85,379	$83,197	$85,675
Allowance on accruing purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	—	—	—	—	—	167
Allowance on purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	678
Specific reserves on individually evaluated loans - accrual	—	—	—	—	—	42	44
Specific reserves on individually evaluated loans - nonaccrual	774	1,044	1,299	4,983	3,566	1,574	5,390
General reserves on collectively evaluated loans	$89,011	$87,086	$86,667	$78,762	$81,813	$81,581	$79,396

Total loans	$7,963,221	$7,883,735	$7,817,128	$7,476,221	$7,141,891	$6,871,122	$7,177,785
Accruing PCD loans (PCI loans for years 2020 and prior)	2,004	2,139	2,174	2,835	4,653	7,149	11,153
Purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	360,056
Individually evaluated loans - accrual (k)	14,019	13,935	15,290	—	11,477	17,517	8,756
Individually evaluated loans - nonaccrual	46,547	47,718	53,149	45,215	66,864	56,985	99,651
Collectively evaluated loans	$7,900,651	$7,819,943	$7,746,515	$7,428,171	$7,058,897	$6,789,471	$6,698,169

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.06%	0.03%	0.14%	0.07%	0.03%	(0.05)%	(0.24)%
Allowance for credit losses as a % of period end loans	1.13%	1.12%	1.13%	1.12%	1.20%	1.21%	1.19%
General reserve as a % of collectively evaluated loans	1.13%	1.11%	1.12%	1.06%	1.16%	1.20%	1.19%

Nonperforming assets:
Nonaccrual loans	$63,080	$61,929	$68,178	$60,259	$79,696	$72,722	$117,368
Accruing troubled debt restructurings (for years 2022 and prior) (k)	N.A.	N.A.	N.A.	N.A.	20,134	28,323	20,788
Loans past due 90 days or more	2,427	1,219	1,754	859	1,281	1,607	1,458
Total nonperforming loans	$65,507	$63,148	$69,932	$61,118	$101,111	$102,652	$139,614
Other real estate owned	638	119	938	983	1,354	775	1,431
Other nonperforming assets	—	—	—	—	—	2,750	3,164
Total nonperforming assets	$66,145	$63,267	$70,870	$62,101	$102,465	$106,177	$144,209
Percentage of nonaccrual loans to period end loans	0.79%	0.79%	0.87%	0.81%	1.12%	1.06%	1.64%
Percentage of nonperforming loans to period end loans	0.82%	0.80%	0.89%	0.82%	1.42%	1.49%	1.95%
Percentage of nonperforming assets to period end loans	0.83%	0.80%	0.91%	0.83%	1.43%	1.55%	2.01%
Percentage of nonperforming assets to period end total assets	0.66%	0.64%	0.72%	0.63%	1.04%	1.11%	1.55%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

			Year ended December 31,
(in thousands, except ratios)	June 30, 2025	March 31, 2025	2024	2023	2022	2021	2020

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$61,929	$68,178	$60,259	$79,696	$72,722	$117,368	$90,080
New nonaccrual loans	13,898	14,767	65,535	48,280	64,918	38,478	103,386
Resolved nonaccrual loans	12,747	21,016	57,616	67,717	57,944	83,124	76,098
Nonaccrual loans, end of period	$63,080	$61,929	$68,178	$60,259	$79,696	$72,722	$117,368

Individually evaluated nonaccrual commercial loan portfolio information (period end):
Unpaid principal balance	$50,048	$51,134	$58,158	$47,564	$68,639	$57,609	$100,306
Prior charge-offs	3,501	3,416	5,009	2,349	1,775	624	655
Remaining principal balance	46,547	47,718	53,149	45,215	66,864	56,985	99,651
Specific reserves	774	1,044	1,299	4,983	3,566	1,574	5,390
Book value, after specific reserves	$45,773	$46,674	$51,850	$40,232	$63,298	$55,411	$94,261

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			SIX MONTHS ENDED
(in thousands, except share and per share data)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net interest income	$108,991	$104,377	$97,837	$213,368	$193,460
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	168	175	271	343	623
less interest income on former Vision Bank relationships	1,006	1,019	5	2,025	7
Net interest income - adjusted	$107,817	$103,183	$97,561	$211,000	$192,830

Provision for credit losses	$2,853	$756	$3,113	$3,609	$5,293
less recoveries on former Vision Bank relationships	(717)	(1,097)	(117)	(1,814)	(1,070)
Provision for credit losses - adjusted	$3,570	$1,853	$3,230	$5,423	$6,363

Other income	$32,186	$25,746	$28,794	$57,932	$54,994
less loss on sale of debt securities, net	—	—	—	—	(398)
less impact of strategic initiatives	18	(914)	813	(896)	658
less Vision related (loss) gain on the sale of OREO, net	—	(229)	(7)	(229)	114
less other service income related to former Vision Bank relationships	—	3	6	3	13
Other income - adjusted	$32,168	$26,886	$27,982	$59,054	$54,607

Other expense	$78,977	$78,164	$75,189	$157,141	$152,417
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	273	274	320	547	640
less building demolition costs	—	—	—	—	65
less direct expenses related to collection of payments on former Vision Bank loan relationships	239	276	—	515	—
Other expense - adjusted	$78,465	$77,614	$74,869	$156,079	$151,712

Tax effect of adjustments to net income identified above (i)	$(293)	$(126)	$(186)	$(420)	$(290)

Net income - reported	$48,119	$42,157	$39,369	$90,276	$74,573
Net income - adjusted (h)	$47,015	$41,682	$38,670	$88,698	$73,481

Diluted earnings per common share	$2.97	$2.60	$2.42	$5.56	$4.60
Diluted earnings per common share, adjusted (h)	$2.90	$2.57	$2.38	$5.47	$4.53

Annualized return on average assets (a)(b)	1.92%	1.70%	1.61%	1.81%	1.52%
Annualized return on average assets, adjusted (a)(b)(h)	1.87%	1.68%	1.59%	1.78%	1.50%

Annualized return on average tangible assets (a)(b)(e)	1.95%	1.73%	1.64%	1.84%	1.55%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.90%	1.71%	1.61%	1.81%	1.53%

Annualized return on average shareholders' equity (a)(b)	14.96%	13.46%	13.52%	14.22%	12.88%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	14.62%	13.31%	13.28%	13.97%	12.69%

Annualized return on average tangible equity (a)(b)(c)	17.12%	15.44%	15.72%	16.29%	14.98%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	16.73%	15.27%	15.44%	16.01%	14.77%

Efficiency ratio (g)	55.68%	59.79%	59.09%	57.65%	61.05%
Efficiency ratio, adjusted (g)(h)	55.78%	59.39%	59.35%	57.52%	61.01%

Annualized net interest margin (g)	4.75%	4.62%	4.39%	4.69%	4.33%
Annualized net interest margin, adjusted (g)(h)	4.70%	4.57%	4.38%	4.64%	4.32%
Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income.
(b) Averages are for the three months ended June 30, 2025, March 31, 2025, and June 30, 2024 and the six months ended June 30, 2025 and June 30, 2024, as appropriate.
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
AVERAGE SHAREHOLDERS' EQUITY	$1,290,041	$1,270,259	$1,171,347	$1,280,205	$1,164,765
Less: Average goodwill and other intangible assets	162,664	162,938	163,816	162,800	163,977
AVERAGE TANGIBLE EQUITY	$1,127,377	$1,107,321	$1,007,531	$1,117,405	$1,000,788

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	June 30, 2025	March 31, 2025	June 30, 2024
TOTAL SHAREHOLDERS' EQUITY	$1,294,480	$1,279,042	$1,183,257
Less: Goodwill and other intangible assets	162,485	162,758	163,607
TANGIBLE EQUITY	$1,131,995	$1,116,284	$1,019,650

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
AVERAGE ASSETS	$10,078,461	$10,045,607	$9,811,326	$10,062,125	$9,837,352
Less: Average goodwill and other intangible assets	162,664	162,938	163,816	162,800	163,977
AVERAGE TANGIBLE ASSETS	$9,915,797	$9,882,669	$9,647,510	$9,899,325	$9,673,375

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	June 30, 2025	March 31, 2025	June 30, 2024
TOTAL ASSETS	$9,949,578	$9,886,612	$9,919,783
Less: Goodwill and other intangible assets	162,485	162,758	163,607
TANGIBLE ASSETS	$9,787,093	$9,723,854	$9,756,176

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Interest income	$136,496	$132,200	$128,904	$268,696	$255,544
Fully taxable equivalent adjustment	675	607	605	1,282	1,221
Fully taxable equivalent interest income	$137,171	$132,807	$129,509	$269,978	$256,765
Interest expense	27,505	27,823	31,067	55,328	62,084
Fully taxable equivalent net interest income	$109,666	$104,984	$98,442	$214,650	$194,681

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for credit losses, other income, other expense and tax effect of adjustments to net income.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of the provision for credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net income	$48,119	$42,157	$39,369	$90,276	$74,573
Plus: Income taxes	11,228	9,046	8,960	20,274	16,171
Plus: Provision for credit losses	2,853	756	3,113	3,609	5,293
Pre-tax, pre-provision net income	$62,200	$51,959	$51,442	$114,159	$96,037

(k) Effective January 1, 2023, Park adopted Accounting Standards Update ("ASU") 2022-02. Among other things, this ASU eliminated the concept of troubled debt restructurings ("TDRs"). As a result of the adoption of this ASU and elimination of the concept of TDRs, total nonperforming loans ("NPLs") and total nonperforming assets ("NPAs") each decreased by $20.1 million effective January 1, 2023. Additionally, as a result of the adoption of this ASU, accruing individually evaluated loans decreased by $11.5 million effective January 1, 2023.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com